UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2016

BONE BIOLOGICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-53078	42-1743430
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

321 Columbus Ave. Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 661-2224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 14, 2016, pursuant to a Note Purchase Agreement, the Company issued to each of The Musculoskeletal Transplant Foundation (“MTF”) and Hankey Capital, LLC (“Hankey Capital”) a convertible promissory note in the amount of $600,000 (each a “Convertible Note”). The Convertible Note matures on December 31, 2016 (the “Maturity Date”) and bears interest at an annual rate of interest of 8.5% per annum until maturity. Prior to the Maturity Date, each of MTF and Hankey Capital has a right, in its sole discretion, to convert their Convertible Note into shares of the Company’s common stock (the “Conversion Shares”), at a conversion rate equal to $1.00 per share. In the event of a financing resulting in gross proceeds of at least $5,000,000, the holders of the Convertible Notes will be required to convert their Convertible Notes into the same securities issued in such financing at the same price per share. Also, if the Convertible Notes are not paid by the Maturity Date, they will be automatically converted in shares of Common Stock at a conversion price of $1.00 per share. The Convertible Notes are secured by all of the Company’s assets. The Company has granted piggyback registration rights with respect to the Conversion Shares.

Pursuant to the Note Purchase Agreement, the Company may only use the proceeds from the issuance of the Convertible Notes to focus on prioritizing operations on essential research and development activities. In connection with the Note Purchase Agreement, the Company’s management has agreed to defer 20% of earned compensation until at least $5,000,000 has been received in cumulative funding from non-current stockholders.

The form of the Convertible Note and the Note Purchase Agreement are attached as Exhibits 10.1 and 10.2 to this Report, and the summary description of the terms of the Convertible Note, contained herein is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

Item 3.02. Unregistered Sales of Equity Securities

The discussion in Item 1.01 is hereby incorporated by reference.

The Convertible Notes will be issued in reliance of Section 4(a)(2) of the Securities Act of 1933, as amended. Such reliance was based upon the fact that (i) the issuance of the Securities did not involve a public offering, (ii) each counterparty represented that they are accredited investors and (iii) each counterparty made certain investment representations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

There is filed as part of this report the exhibit listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

Exhibit No.	Description

10.1	Note Purchase Agreement with The Musculoskeletal Transplant Foundation and Hankey Capital, LLC dated as of October 14, 2016.

10.2	Bone Biologics Corporation Convertible Note issued to Hankey Capital on October 14, 2016.

10.3	Bone Biologics Corporation Convertible Note issued to MTF on October 14, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2016	Bone Biologics Corporation

	By:	/s/ STEPHEN R. LaNEVE
	Name:	Stephen R. LaNeve
	Title:	Chief Executive Officer

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